UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report: November 22, 2016
          (Date of earliest event reported)

CSAIL 2016-C7 Commercial Mortgage Trust
(Exact name of issuing entity)
(Central Index Key Number 0001688149)

Column Financial, Inc.
(Central Index Key Number 0001628601)
Benefit Street Partners CRE Finance LLC
(Central Index Key Number 0001632269) Silverpeak Real Estate Capital LLC
(Central Index Key Number 0001624053)
(Exact name of sponsor as specified in its charter)

Credit Suisse Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)
(Central Index Key Number 0001654060)

Delaware	333- 207361-03	47-5115713
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Madison Avenu New York, New York	10010
(Address of principal executive offices)	(Zip Code)

           Registrant’s telephone number, including area code(212) 325-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 22, 2016, Credit Suisse Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the CSAIL 2016-C7 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C7 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2016 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Credit Suisse Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Public Certificates”), having an aggregate initial principal amount of $657,281,000, were sold to Credit Suisse Securities (USA) LLC (“Credit Suisse” or the “Underwriter”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated November 10, 2016, among the Registrant, Credit Suisse and Column Financial, Inc. In connection with the issuance and sale to the Underwriter of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report. Additionally, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of November 15, 2016.

On November 15, 2016, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $657,281,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of approximately $5,220,000, were approximately $705,400,000. Of the expenses paid by the Registrant, approximately $76,400 were paid directly to affiliates of the Registrant. Of the expenses paid by the Registrant, approximately $891,300 in the form of fees were paid to the Underwriter, approximately $800,000 were paid to or for the Underwriter and $91,300 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriter for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333- 207361) was originally declared effective on December 15, 2015.

On November 10, 2016, the Registrant sold the Class X-E, Class X-F, Class X-NR, Class D, Class E, Class F, Class NR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $110,346,581, to Credit Suisse (the “Initial Purchaser”), pursuant to a Certificate Purchase Agreement, dated November 10, 2016, among the Depositor, Colum Financial, Inc. and Credit Suisse. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Mortgage Loan identified as “Coconut Point” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “Coconut Point Whole Loan”) that also includes two (2) other pari passu promissory notes, which are not assets of the Issuing Entity. The Coconut Point Whole Loan is being serviced and administered pursuant to the Pooling and Servicing Agreement and the Coconut Point Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.4.

The Mortgage Loan identified as “Gurnee Mills” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a serviced whole loan (the “Gurnee Mills Whole Loan”) that also includes five (5) other pari passu promissory notes, which are not assets of the Issuing Entity. The Gurnee Mills Whole Loan is being serviced and administered pursuant to the Pooling and Servicing Agreement and the Gurnee Mills Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.5.

The Mortgage Loan identified as “9 West 57th Street” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a non-serviced whole loan (the “9 West 57th Street Whole Loan”) that also includes five (5) other pari passu promissory notes and one (1) other subordinate promissory note, which are not assets of the Issuing Entity. The 9 West 57th Street Whole Loan is being serviced and administered pursuant to a trust and servicing agreement, dated as of September 26, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, an executed version of which is attached as Exhibit 4.2, and the 9 West 57th Street Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.6.

The Mortgage Loan identified as “Peachtree Mall” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a non-serviced whole loan (the “Peachtree Mall Whole Loan”) that also includes three (3) other pari passu promissory notes, which are not assets of the Issuing Entity. The Peachtree Mall Whole Loan is being serviced and administered pursuant to the Pooling and Servicing Agreement and the Peachtree Mall Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.7.

The Mortgage Loan identified as “GLP Industrial Portfolio B” on Exhibit B to the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a non-serviced whole loan (the “GLP Industrial Portfolio B Whole Loan”) that also includes four (4) other pari passu promissory notes and two (2) other subordinate promissory notes, which are not assets of the Issuing Entity. The GLP Industrial Portfolio B Whole Loan is being serviced and administered pursuant to a trust and servicing agreement, dated as of December 22, 2015, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wells Fargo Bank, National Association, as trustee, an executed version of which is attached as Exhibit 4.3, and the GLP Industrial Portfolio B Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.8.

The Certificates represent, in the aggregate, the entire beneficial ownership in CSAIL 2016-C7 Commercial Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 53 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred ninety-nine (199) commercial, multifamily or manufactured housing community properties. The Mortgage Loans were acquired by the Registrant (i) from Column Financial, Inc. (“Column”) pursuant to a Mortgage Loan Purchase Agreement, dated as of November 10, 2016 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and Column, (ii) from Benefit Street Partners CRE Finance LLC (“BSP”) pursuant to a Mortgage Loan Purchase Agreement, dated as of November 10, 2016 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant and BSP and (iii) from Silverpeak Real Estate Finance LLC (“Silverpeak”) pursuant to a Mortgage Loan Purchase Agreement, dated as of November 10, 2016 and as to which an executed version is attached hereto as Exhibit 99.3, among the Registrant and Silverpeak.

The funds used by the Depositor to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Depositor to the Underwriter, pursuant to the Underwriting Agreement, and the Initial Purchaser, pursuant to the Certificate Purchase Agreement.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated November 10, 2016, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Credit Suisse Securities (USA) LLC, as underwriter, and Column Financial, Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2016, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of September 26, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.3	Trust and Servicing Agreement, dated as of December 22, 2015, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wells Fargo Bank, National Association, as trustee.
Exhibit 4.4	Agreement Between Note Holders, dated as of September 7, 2016, by and between Column Financial, Inc., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 and Initial Note A-3 Holder.
Exhibit 4.5	Agreement Between Note Holders, dated as of November 3, 2016, by and between Column Financial, Inc., as Initial Note A-1A Holder and Initial Note A-1B Holder, Wells Fargo Bank National Association, as Initial Note A-2A Holder and Initial Note A-2B Holder and Regions Bank, as Initial Note A-3 Holder and Initial Note A-4 Holder.
Exhibit 4.6	Co-Lender Agreement, dated as of September 26, 2016, by and between JPMorgan Chase Bank, National Association, as Initial Note A Holder and JPMorgan Chase Bank, National Association, as Initial Note B Holder.
Exhibit 4.7	Amended and Restated Agreement Between Note Holders, dated as of September 15, 2016, by and between Wilmington Trust, National Association, as Trustee, for the benefit of the Registered Holders of the SG Commercial Mortgage Securities Trust 2016-C5, Commercial Mortgage Pass-Through Certificates, Series 2016-C5, as Initial Note A-1 Holder, SPREF WH III LLC, as Initial Note A-2 Holder, SPREF WH III LLC, as Initial Note A-3 Holder and SPREF WH III LLC, as Initial Note A-4 Holder.

Exhibit 4.8	Amended and Restated Co-Lender Agreement, dated as of May 26, 2016, by and among Wells Fargo Bank, National Association, not in its individual capacity but solely as trustee for the benefit of the Holders of the CSMC 2015-GLPB Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Holder of Note A-1, Note A-2, Note B-1 and Note B-2, Column Financial, Inc., as the Holder of Note A-3-1 and Note A-3-2, and Wells Fargo Bank, National Association, not in its individual capacity but solely as trustee for the benefit of the Holders of the MSCI 2016-UBS9 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Holder of Note A-4.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 22, 2016.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 22 2016 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 15, 2016, which such certification is dated November 15, 2016.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of November 10, 2016, between Column Financial, Inc., as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of November 10, 2016, between Benefit Street Partners CRE Finance LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of November 10, 2016, among Silverpeak Real Estate Finance LLC as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 22, 2016	CREDIT SUISSE COMMERCIAL MORTGAGE SECURITIES CORP

	By:	/s/ Charles Y. Lee
Name: Charles Y. Lee
Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated November 10, 2016, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Credit Suisse Securities (USA) LLC, as underwriter, and Column Financial, Inc.	(E)
4.1	Pooling and Servicing Agreement, dated as of November 1, 2016, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement, dated as of September 26, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)
4.3	Trust and Servicing Agreement, dated as of December 22, 2015, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wells Fargo Bank, National Association, as trustee.	(E)
4.4	Agreement Between Note Holders, dated as of September 7, 2016, by and between Column Financial, Inc., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 and Initial Note A-3 Holder.	(E)
4.5	Agreement Between Note Holders, dated as of November 3, 2016, by and between Column Financial, Inc., as Initial Note A-1 Holder and Initial Note A-1B Holder, Wells Fargo Bank National Association, as Initial Note A-2A Holder and Initial Note A-2B Holder and Regions Bank, as Initial Note A-3 Holder and Initial Note A-2B Holder.	(E)
4.6	Co-Lender Agreement, dated as of September 26, 2016, by and between JPMorgan Chase Bank, National Association, as Initial Note A Holder and JPMorgan Chase Bank, National Association, as Initial Note B Holder.	(E)
4.7	Amended and Restated Agreement Between Note Holders, dated as of September 15, 2016, by and between Wilmington Trust, National Association, as Trustee, for the benefit of the Registered Holders of the SG Commercial Mortgage Securities Trust 2016-C5, Commercial Mortgage Pass-Through Certificates, Series 2016-C5, as Initial Note A-1 Holder, SPREF WH III LLC, as Initial Note A-2 Holder, SPREF WH III LLC, as Initial Note A-3 Holder and SPREF WH III LLC, as Initial Note A-4 Holder.	(E)
4.8	Amended and Restated Co-Lender Agreement, dated as of May 26, 2016, by and among Wells Fargo Bank, National Association, not in its individual capacity but solely as trustee for the benefit of the Holders of the CSMC 2015-GLPB Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Holder of Note A-1, Note A-2, Note B-1 and Note B-2, Column Financial, Inc., as the Holder of Note A-3-1 and Note A-3-2, and Wells Fargo Bank, National Association, not in its individual capacity but solely as trustee for the benefit of the Holders of the MSCI 2016-UBS9 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Holder of Note A-4.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 22, 2016.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 22, 2016 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 15, 2016, which such certification is dated November 15, 2016.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of November 10, 2016, between Column Financial, Inc., as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of November 10, 2016, between Benefit Street Partners CRE Finance LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of November 10, 2016, among Silverpeak Real Estate Financial, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)